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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1999
                                                         --------------


                           CARAUSTAR INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                    0-20646                  58-1388387
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                             3100 Washington Street
                             Austell, Georgia 30106
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)




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Item 5. Other Events.

         Caraustar Industries, Inc. issued a press release on March 4, 1999 (a copy of which is attached as Exhibit 99.1), the contents of which are incorporated herein by reference.

Item 7. Exhibits.

         The following exhibit is filed as part of this report.

         Exhibit 99.1 -- Press release dated March 4, 1999



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 4, 1999

                                                     CARAUSTAR INDUSTRIES, INC.

                                                     By: /s/ H. Lee Thrash, III
                                                         -----------------------
                                                         H. Lee Thrash, III
                                                         Vice President and
                                                         Chief Financial Officer


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                                  Exhibit Index

         Exhibit                                               Exhibit No.
         -------                                               -----------
         Press release dated March 4, 1999                        99.1




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